UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to §240.14a-12

THL Credit, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THL Credit, Inc.

100 Federal Street, 31st Floor

Boston, MA 02110

[—], 2012

To the Stockholders of THL Credit, Inc.:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of THL Credit, Inc. to be held at our offices, located at 100 Federal Street, 31st Floor, Boston, MA 02110, on June 7, 2012, at 9:30 a.m., local time. Only stockholders of record at the close of business on April 30, 2012 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Details of the business to be conducted at the meeting are given in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the meeting. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or vote via the Internet or telephone. Instructions are shown on the proxy card. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting. Your vote and participation in our governance is very important to us.

Sincerely,

JAMES K. HUNT,

Chairman, Chief Executive Officer and Chief Investment Officer

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

To be Held at

100 Federal Street, 31st Floor

Boston, MA 02110

June 7, 2012, 9:30 a.m., local time

To the Stockholders of THL Credit, Inc.:

The 2012 Annual Meeting (the “Annual Meeting”) of Stockholders of THL Credit, Inc., a Delaware corporation (the “Company” or “we”), will be held at our offices, located at 100 Federal Street, 31st Floor, Boston, MA 02110 on June 7, 2012, at 9:30 a.m., local time. The Annual Meeting is being held for the following purposes:

1.	To elect James K. Hunt and Keith W. Hughes as directors of THL Credit, Inc., each to serve until the 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To amend the Company’s amended and restated certificate of incorporation to provide for the annual election of directors;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

4.	To approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share (“NAV”);

5.	To approve a proposal to authorize the Company, with the approval of the Board of Directors, to issue warrants, options or rights to subscribe to, convert to, or purchase our common stock in one or more offerings; and

6.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The nominees of the Board of Directors for election as directors are listed in the enclosed proxy statement. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Holders of record of our common stock as of the close of business on April 30, 2012, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or vote via the Internet or telephone. Instructions are shown on the proxy card.

Please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via the Internet or telephone. Thank you for your support of THL Credit, Inc.

By order of the Board of Directors,

STEPHANIE PARÉ SULLIVAN,

Secretary of the Company

Boston, Massachusetts

[—], 2012

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically through the Internet or by telephone. Please see the proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person. Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card, vote your shares by telephone or vote via the internet today.

Page
General	1
Annual Meeting Information	1
Purpose of Annual Meeting	1
Voting Information	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PROPOSAL 1—ELECTION OF JAMES K. HUNT AND KEITH W. HUGHES AS DIRECTORS OF THL CREDIT, INC., EACH TO SERVE UNTIL THE 2015 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED	8
Director and Executive Officer Information	9
Corporate Governance	18
Executive Compensation	20
Director Compensation	21
PROPOSAL 2—TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE CLASSIFICATION OF THE BOARD OF DIRECTORS	22
PROPOSAL 3—TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2012 FISCAL YEAR	23
Independent Auditor’s Fees	23
Audit Committee Report	24
PROPOSAL 4—TO AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE UP TO 25% OF THE COMPANY’S COMMON STOCK AT A NET PRICE BELOW THE COMPANY’S THEN CURRENT NAV	25
Required Vote	30
PROPOSAL 5—TO AUTHORIZE THE COMPANY TO OFFER AND ISSUE DEBT WITH WARRANTS OR DEBT CONVERTIBLE INTO SHARES OF ITS COMMON STOCK AT AN EXERCISE OR CONVERSION PRICE THAT, AT THE TIME SUCH WARRANTS OR CONVERTIBLE DEBT ARE ISSUED, WILL NOT BE LESS THAN THE MARKET VALUE PER SHARE BUT MAY BE BELOW THE COMPANY’S THEN CURRENT NAV	31
PROPOSAL 6—OTHER MATTERS	34
Stockholder Proposals	34
Other Business	34
Annual Reports	34

THL Credit, Inc.

100 Federal Street, 31st Floor

Boston, MA 02110

PROXY STATEMENT

2012 Annual Meeting of Stockholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by our Board of Directors for the 2012 Annual Meeting of Stockholders (the “Annual Meeting”). We are first furnishing this proxy statement and the accompanying form of proxy to stockholders on or about [—], 2012. In this proxy statement, except where the context suggests otherwise, we refer to THL Credit, Inc. as the “Company,” “THL Credit,” “we,” “our” or “us” and the Board of Directors as the “Board.”

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or otherwise provide voting instructions, either via the Internet or telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

Annual Meeting Information

Date and Location

We will hold the Annual Meeting on June 7, 2012 at 9:30 a.m., local time, at our offices, located at 100 Federal Street, 31st Floor, Boston, MA 02110.

Availability of Proxy and Annual Meeting Materials

This proxy statement and the accompanying annual report on Form 10-K for the year ended December 31, 201 1 are also available at the following website that can be accessed anonymously: www.thlcredit.com.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect James K. Hunt and Keith W. Hughes as directors of THL Credit, Inc., each to serve until the 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To amend the Company’s amended and restated certificate of incorporation to provide for the annual election of directors;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

4.	To approve a proposal to authorize the Company to sell or otherwise issue up to 25% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share (“NAV”);

5.	To approve a proposal to authorize the Company, with the approval of the Board of Directors, to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings; and

6.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Voting Information

Record Date and Voting Securities

The record date for the Annual Meeting is the close of business on April 30, 2012 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. All shares of common stock have equal voting rights and we do not have, nor does our certificate of incorporation authorize us to issue, any other class of equity security. On [—], 2012, 20,220,201 shares of common stock were outstanding.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on certain routine matters. If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote these shares on Proposals 1, 3 or 4, the broker may not exercise discretion to vote for or against those proposals. These shares will not be counted as having been voted on the applicable proposal. With respect to Proposal 2, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or telephone are shown on the enclosed proxy card. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. A stockholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Annual Meeting to our Secretary, Stephanie Paré Sullivan,

at THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110, Attention: Corporate Secretary; (2) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (3) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Internet and telephone procedures for voting and for revoking or changing a vote are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been properly recorded. A stockholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Votes Required

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes

Proposal 1 – Election of James K. Hunt and Keith W. Hughes as Directors of THL Credit, Inc., each to serve until the 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified	Affirmative vote of the holders of a majority of the shares of stock outstanding	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 2 – Amendment of the Company’s amended and restated certificate of incorporation to eliminate classification of the Board of Directors	Affirmative vote of the holders of a majority of the shares of stock outstanding	No	Abstentions and broker non-votes will have the effect of a vote against this proposal.

Proposal 3 – Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;	The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.	Yes	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 4 – Approval of a proposal to authorize the Company to sell or otherwise issue up to 25% of the Company’s outstanding common stock at a price below the Company’s then current NAV	The affirmative vote of: (i) a majority of outstanding shares of common stock entitled to vote at the Annual Meeting; and (ii) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company.	No	Abstentions and broker non-votes will have the effect of a vote against this proposal.

Proposal 5 – Approval of a proposal to authorize the Company, with the approval of the Board of Directors, to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings	The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Company or officers or employees of THL Credit Advisors LLC (“THL Credit Advisors” or the “Advisor”), our investment adviser (without special compensation therefor).

Costs of Solicitation

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Georgeson Inc., 199 Water Street 26th Floor, New York, NY 10038, to help with the solicitation for a fee of $7,500 plus reasonable out-of-pocket costs and expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries their reasonable out-of-pocket expenses for forwarding solicitation materials to stockholders and obtaining their votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of [—], 2012, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 20,220,201 shares of common stock outstanding as of [—], 2012.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of THL Credit, Inc. as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Name	Number of Shares Owned Beneficially	Percentage
Other:
THL Credit Partners BDC Holdings, L.P.(1)(9) 100 Federal Street, 31st Floor Boston, MA 02110	8,047,720	39.80%
THL Credit Opportunities, L.P.(2)(9) 100 Federal Street, 31st Floor Boston, MA 02110	6,974	*
THL Credit Partners GP, L.P.(3) 100 Federal Street, 31st Floor Boston, MA 02110	9,068	*
Leon G. Cooperman(4)(5) 2700 No. Military Trail, Suite 230 Boca Raton, FL 33431	1,929,107	9.54%
Robeco Investment Management, Inc.(4)(6) 909 Third Ave. New York, NY 10022	1,842,737	9.11%
Wellington Management Company, LLP(4)(7) 280 Congress Street Boston, MA 02210	1,022,815	5.06%
Interested Director:
James K. Hunt(1)(2)(3)(8)	8,134,754	40.23%
Independent Directors:
David K. Downes(8)	9,073	*
Nancy Hawthorne(8)(9)	12,919	*
Keith W. Hughes	23,500	*
John A. Sommers(8)(10)	25,383	*
David P. Southwell(8)	42,142	*
Executive Officers:
Sam W. Tillinghast(1)(2)(3)(8)	8,078,489	39.95%
W. Hunter Stropp(1)(2)(3)(8)	8,069,582	39.91%
Terrence W. Olson(8)	4,140	*
Stephanie Paré Sullivan(8)(11)	8,306	*
All officers and directors as a group (10 persons)	8,280,763	40.95%

*	Represents less than 1%.
(1)	THL Credit Partners BDC Holdings GP, LLC in its capacity as general partner of THL Credit Partners BDC Holdings, L.P., does not have the power to dispose of the shares of common stock of THL Credit, Inc. owned by THL Credit Partners BDC Holdings, L.P., or to vote or direct the voting of such shares, which must be voted in the same manner as other stockholders of THL Credit, Inc. vote their shares. The sole member of THL Credit Partners BDC Holdings GP, LLC is THL Credit Partners GP, L.P. The general partner of THL Credit Partners GP, L.P. is THL Credit Group GP, LLC, which in turn is controlled by certain members of management of THL Credit and by THLP Debt Partners, L.P. The general partner of THLP Debt Partners, L.P. is THLP Debt Advisors, LLC, which in turn is controlled by certain individuals and partners affiliated with Thomas H. Lee Partners, L.P. Each of Messrs. Hunt, Tillinghast and Stropp are members of and own an interest in THL Credit Group GP, LLC. Each of Messrs. Hunt, Tillinghast and Stropp may be deemed to have an indirect pecuniary interest in 8,047,720 shares held by THL Credit Partners BDC Holdings, L.P. through their respective interest in THL Credit Partners BDC Holdings, L.P. Each of Messrs. Hunt, Tillinghast and Stropp disclaim beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(2)	THL Credit Partners GP, L.P., in its capacity as general partner of THL Credit Opportunities, L.P., has the power to vote (or direct the vote) and to dispose of the shares of common stock of THL Credit, Inc. held by THL Credit Opportunities, L.P. The general partner of THL Credit Partners GP, L.P. is THL Credit Group GP, LLC, which in turn is controlled by certain members of management of THL Credit and by THLP Debt Partners, L.P. The general partner of THLP Debt Partners, L.P. is THLP Debt Advisors, LLC, which in turn is controlled by certain individuals and partners affiliated with Thomas H. Lee Partners, L.P. Each of Messrs. Hunt, Tillinghast and Stropp are members of and own an interest in THL Credit Group GP, LLC. Each of Messrs. Hunt, Tillinghast and Stropp may be deemed to have an indirect pecuniary interest in 6,974 shares through their respective interest in THL Credit Opportunities, L.P. Each of Messrs. Hunt, Tillinghast and Stropp disclaim beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(3)	THL Credit Group GP, LLC, in its capacity as general partner of THL Credit Partners GP, L.P., has the power to vote (or direct the vote) and to dispose of the shares of common stock of THL Credit, Inc. held by THL Credit Partners GP, L.P. The general partner of THL Credit Partners GP, L.P. is THL Credit Group GP, LLC, which in turn is controlled by certain members of management of THL Credit and by THLP Debt Partners, L.P. The general partner of THLP Debt Partners, L.P. is THLP Debt Advisors, LLC, which in turn is controlled by certain individuals and partners affiliated with Thomas H. Lee Partners, L.P. Each of Messrs. Hunt, Tillinghast and Stropp are members of and own an interest in THL Credit Group GP, LLC. Each of Messrs. Hunt, Tillinghast and Stropp may be deemed to have an indirect pecuniary interest in 9,068 shares through their respective interest in THL Credit Partners GP, L.P. Each of Messrs. Hunt, Tillinghast and Stropp disclaim beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(4)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(5)

Based on information included in the Schedule 13G/A filed by Leon G. Cooperman on February 2, 2012, as of December 31, 2011, Mr. Cooperman beneficially owned 1,929,107 shares of the Company’s common stock, had sole voting and dispositive power over 961,485 shares of the Company’s common stock and had shared voting and dispositive power over 967,622 shares of the Company’s common stock. Mr. Cooperman is the Managing Member of Omega Associates, L.L.C. (“Associates”), a Delaware limited liability company. Associates is the general partner of the Delaware limited partnerships known as Omega Capital Partners, L.P. (“Capital LP”), Omega Equity Investors, L.P. (“Equity LP”), and Omega Capital Investors, L.P. (“Investors LP”). Mr. Cooperman is the President, CEO, and majority stockholder of Omega Advisors, Inc. (“Omega Advisors”), a Delaware corporation and Mr. Cooperman is deemed to control Omega Advisors. Omega Advisors serves as the investment manager to Omega Overseas Partners, Ltd. (“Overseas”), a Cayman Island exempted company. Mr. Cooperman has investment discretion over portfolio investments of Overseas and is deemed to control such investments. Omega Advisors serves as a discretionary investment adviser to a limited number of institutional clients (the “Managed Accounts”). Mr. Cooperman’s ownership consists of 145,400 shares owned by Mr. Cooperman; 100,000 shares owned by Toby Cooperman; 88,136 shares owned by Capital LP; 360,800 shares owned by Equity LP; 19,400 shares owned by Investors LP; 72,749 shares owned by Overseas; 781,522 shares owned by the Managed Accounts; 25,000 shares owned by Michael Cooperman; 150,000 shares owned by the WRA Trust; 11,100 shares owned by the Cooperman Family Fund; and 175,000 shares owned by the Foundation.
(6)	Based on information included in the Schedule 13G/A filed by Robeco Investment Management on February 3, 2012, as of December 31, 2011, Robeco Investment Management beneficially owned and had dispositive power over 1,842,737 shares of the Company’s common stock and had sole voting power over 932,607 shares. Robeco Investment Management holds shares of the Company’s common stock for the discretionary account of certain clients.
(7)	Based on information included in the Schedule 13G filed by Wellington Management on February 14, 2012, as of December 31, 2011, Wellington Management beneficially owned 1,022,815 shares of the Company’s common stock and had shared voting and dispositive power over 1,022,815 shares. Wellington Management, in its capacity as investment adviser, may be deemed to have beneficially owned, as of December 31, 2011, 1,022,815 shares which are held of record by clients of Wellington Management.
(8)	Includes shares purchased through the Company’s dividend reinvestment plan.
(9)	Shares are held in the Nancy Hawthorne SEP FBO Nancy Hawthorne, for which Ms. Hawthorne has sole voting and dispositive power.
(10)	17,145 shares are held in the John A. Sommers Revocable Trust for which Mr. Sommers is the trustee and has sole voting and dispositive power. 8,238 shares are held in the John Sommers IRA FBA John Sommers for which Mr. Sommers has sole voting and dispositive power.
(11)	3,131 shares are held as an individual. 5,175 shares are held in the Stephanie Paré Sullivan Rollover IRA for which Ms. Paré Sullivan has sole voting and dispositive power.

The following table sets forth, as of [—], 2012, the dollar range of our equity securities that is beneficially owned by each of our directors and portfolio management employees. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
James K. Hunt	Over $100,000
Independent Directors:
David K. Downes	Over $100,000
Nancy Hawthorne	Over $100,000
Keith W. Hughes	Over $100,000
John A. Sommers	Over $100,000
David P. Southwell	Over $100,000
Portfolio Management
Sam W. Tillinghast	Over $100,000
W. Hunter Stropp	Over $100,000
Christopher J. Flynn	$50,001—$100,000
Kunal M. Soni	$10,001—$50,000
Scott V. Turco	$1—$10,000
Howard Wu	None
Walter Chung	None
Todd Stern	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of [$12.95] on [—], 2012 on The NASDAQ Global Select Market.
(3)	The dollar ranges of equity securities beneficially owned are: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; or over $100,000.

PROPOSAL 1—ELECTION OF JAMES K. HUNT AND KEITH W. HUGHES AS DIRECTORS

OF THL CREDIT, INC., EACH TO SERVE UNTIL THE 2015 ANNUAL MEETING OF

STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

Our business and affairs are managed under the direction of our Board. Pursuant to our Amended and Restated Certificate of Incorporation, the Board may modify, by amendment to our By-Laws, the number of members of the board of directors provided that the number of directors will not be fewer than two or greater than nine and that no decrease in the number of directors shall shorten the term of any incumbent director. The Board currently consists of six members, of whom five are not “interested persons” of THL Credit, as defined in Section 2(a)(19) of the 1940 Act. Rule 5606(b)(1) of The NASDAQ Global Select Market rules require that the Company maintain a majority of independent directors on the Board and further provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term, and until his or her successor is duly elected and qualified. At each Annual Meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or any director’s earlier resignation, death or removal.

Messrs. Hunt and Hughes have been nominated for re-election for three-year terms expiring in 2015. Messrs. Hunt and Hughes have indicated their willingness to continue to serve if elected and have consented to be named as nominees. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A stockholder can vote for or against each of the nominees or abstain from voting. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the election of directors. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether each of the nominees for election as a director have been elected. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person nominated as a replacement. The Board has no reason to believe that the persons named will be unable or unwilling to serve.

Our Board unanimously recommends a vote “FOR” this proposal.

Director and Executive Officer Information

Directors

Information regarding the nominees for election as a director at the Annual Meeting and our continuing directors is as follows:

Nominees for election as directors to serve until our 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Age	Position	Director Since
Interested Directors
James K. Hunt	60	Director	2009

Name	Age	Position	Director Since
Independent Directors
Keith W. Hughes	65	Director	2009

Continuing directors whose terms will expire at our 2013 Annual Meeting of Stockholders:

Name	Age	Position	Director Since
Independent Director
John A. Sommers	73	Director	2009
David P. Southwell	51	Director	2009

Continuing directors whose terms will expire at our 2014 Annual Meeting of Stockholders:

Name	Age	Position	Director Since
Independent Director
David K. Downes	72	Director	2009
Nancy Hawthorne	61	Director	2009

Biographical information regarding our Board is set forth below. We have divided the directors into two groups—independent directors and interested directors. Interested directors are “interested persons” of THL Credit, Inc., as defined in Section 2(a)(19) of the 1940 Act.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position
Sam W. Tillinghast	49	Co-President and Chief Risk Officer
W. Hunter Stropp	41	Co-President
Terrence W. Olson	45	Chief Operating Officer, Chief Financial Officer and Treasurer
Stephanie Paré Sullivan	39	General Counsel, Chief Compliance Officer and Secretary

Biographical Information

Independent Directors

David K. Downes. Mr. Downes is currently the Independent Chairman of GSK Domestic Employee Benefit Trust (since 2006), the Chief Executive Officer and board member of Community Capital Management, an investment management company (since 2004), and the President of The Community Reinvestment Act Qualified Investment Fund, an investment management company; since 2004. From 1993 to 2003, Mr. Downes was Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc., a subsidiary of Lincoln National Corporation, and Delaware Investments U.S., Inc., an investment management subsidiary of Lincoln National Corporation, President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds, President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, Chairman and Chief Executive Officer of Retirement Financial Services, Inc., a registered transfer agent and investment adviser and a subsidiary of Delaware Investments U.S., Inc. From 1995 to 2003, Mr. Downes was President and Chief Executive Officer of Delaware Service Company, Inc. and from 1985 to 1992 held the roles of Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation, an investment subsidiary of Equitable Life Assurance Society. Mr. Downes was Corporate Controller of Merrill Lynch & Co., Inc. from 1977 to 1985. Prior to that, he held positions with Colonial Penn Group, Inc., and Price Waterhouse & Company. Mr. Downes was in the United States Marine Corps from 1957 to 1959. He currently serves as a director of Internet Capital Group, an information technology company (since October 2003); and oversees 64 portfolios as a trustee of various funds in the OppenheimerFunds complex. Mr. Downes has a BS from Pennsylvania State University.

Mr. Downes’ experience as the Chief Executive Officer and a board member of an investment management business, as well as his prior experience as Chief Operating Officer and Chief Financial Officer of an investment management business, are among the attributes that led to the conclusion that Mr. Downes should serve on the Company’s board of directors.

Nancy Hawthorne. Since August 2001, Ms. Hawthorne has served as Chair and Chief Executive Officer of Clerestory LLC, a financial advisory and investment firm. Prior to that, from 1997 to 1998, Ms. Hawthorne served as Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management, and as Chief Financial Officer and Treasurer of Continental Cablevision, a cable television company, from 1982 to 1997. Ms. Hawthorne also serves as a director for Avid Technologies, where she served as interim Chief Executive Officer from August 2007 through December 2007, is a director of the Metropolitan Series Fund, Inc., a family of mutual funds established by the Metropolitan Life Insurance Company, and is on the Investment Committee at Wellesley College. Ms. Hawthorne has a BA from Wellesley College and an MBA from Harvard Business School.

Ms. Hawthorne’s experience as Chair and Chief Executive Officer of a financial advisory and investment firm, as well as her service as lead independent director of an operating company and director of a mutual fund are among the attributes that led to the conclusion that Ms. Hawthorne should serve on the Company’s board of directors.

Keith W. Hughes. Mr. Hughes has been a management consultant to domestic and international financial institutions since April 2001. He previously served as Vice Chairman of Citigroup Inc., a commercial banking firm, in New York City from November 2000 to April 2001. Additionally, his experience includes Chairman and Chief Executive Officer of Associates First Capital Corporation, a consumer and commercial finance firm, in Dallas from February 1995 through November 2000. He is a director of Fidelity National Information Services, Inc., a financial industry technology and services provider. Mr. Hughes holds BS and MBA degrees from Miami University in Ohio.

Mr. Hughes’ experience as Vice Chairman of a commercial banking firm and Chairman and Chief Executive Officer of a consumer and commercial finance firm, as well as his experience as a management consultant, are among the attributes that led to the conclusion that Mr. Hughes should serve on the Company’s board of directors.

John A. Sommers. Mr. Sommers is a Managing Principal of Income Research & Management, or IR&M, which he co-founded in 1987. IR&M is a fixed-income advisory firm for institutional and private clients, with

$32 billion of assets under management. Prior to IR&M, he was Director of Fixed Income at the Putnam Companies, or Putnam (now Putnam Investments), an investment advisory firm, where he was responsible for over $20 billion in fixed income assets. Mr. Sommers joined Putnam in 1976 and actively managed fixed income portfolios until 1985, when he was named President and Chief Executive Officer of Putnam Advisory Company, LLC, an investment advisory firm. Prior to his work at Putnam, Mr. Sommers was a Partner and Director of Fixed Income Sales and Trading at Loeb, Rhoades & Co., an investment banking and securities firm, and a Director at F.S. Smithers & Co., an investment banking firm, and an officer in the National Bank Division of the Irving Trust Company. Mr. Sommers has a BA from Bucknell University and an MBA from NYU.

Mr. Sommers’ experience as a Co-founder and Managing Principal of an independent investment management firm, as well as his portfolio management experience with an asset management firm, are among the attributes that led to the conclusion that Mr. Sommers should serve on the Company’s board of directors.

David P. Southwell. Mr. Southwell is currently an Executive Vice President and the Chief Financial Officer of Human Genome Sciences, Inc. Mr. Southwell served as Executive Vice President and Chief Financial Officer of Sepracor Inc., a pharmaceutical company, from October 1995 to May 2008, and served as its Senior Vice President and Chief Financial Officer from July 1994 to October 1995. From August 1984 to July 1986 and from September 1988 until July 1994, Mr. Southwell was associated with Lehman Brothers, a financial-services firm, in various positions within the investment banking division, including in the position of Vice President. Mr. Southwell is also a director of PTC Therapeutics, Inc., a biopharmaceutical company, a director of Panel Intelligence LLC, a market research firm, a former director of Human Genome Sciences, Inc., a pharmaceutical company, and serves on the Board Of Overseers of the Tuck School of Business at Dartmouth College. Mr. Southwell has a BA from Rice University and an MBA from the Tuck School of Business at Dartmouth College.

Mr. Southwell’s experience as an officer of several public operating companies, as well as his experience with a financial services firm, are among the attributes that led to the conclusion that Mr. Southwell should serve on the Company’s board of directors.

Interested Director

James K. Hunt. Mr. Hunt is also the Chief Executive Officer and Chief Investment Officer of THL Credit Advisors, the Company’s investment adviser. Since May 2007, Mr. Hunt has also been the Chief Executive Officer and Chief Investment Officer of THL Credit Group, L.P., an investment advisory firm affiliated with the Company. Mr. Hunt was most recently Managing Partner and Chief Executive Officer of Bison Capital which he co-founded in 2001. Previously, he was President of SunAmerica Corporate Finance and an Executive Vice President of SunAmerica Investments, Inc. (subsequently, AIG SunAmerica) through 2000. At SunAmerica, Mr. Hunt was responsible for high-yielding investments including private placements, acquisition financing, term loans and portfolio purchases, structured finance and corporate acquisitions. The asset portfolio managed by Mr. Hunt exceeded $8 billion, with total investments of more than $19 billion during his tenure. Investments were partially made through five CDOs (collateralized debt obligations) exceeding $3.5 billion. He was President and CEO of the Anchor Pathway Funds and SunAmerica Series Trust with assets exceeding $11 billion. For SunAmerica, Mr. Hunt was the executive responsible for the acquisition of First City Texas Leasing in 1991, Southeast Bank Leasing in 1993 and Imperial Premium Finance in 1994 and served as the senior officer managing these finance companies. Mr. Hunt joined SunAmerica in 1990 from the Davis Companies, a private equity investment firm, where he was responsible for acquisitions. Prior to that he worked at Citicorp for over 14 years, where he held a variety of leveraged lending, credit and finance positions, culminating in the role of Senior Credit Officer and Vice President / Area Head for the Far West U.S. leveraged lending group. At Citicorp, Mr. Hunt also had responsibilities for various workout transactions and the Western asset based lending group. Mr. Hunt currently serves on the board of directors of Lender Processing Services, Inc. (NYSE: LPS). Mr. Hunt is a former Chairman and member of the board of directors of Financial Pacific Leasing, LLC, formerly Lead Trustee for Falcon Financial (Nasdaq: FLCN), a former member of the boards of directors of Primus Guaranty

Ltd, LLC. (NYSE: PRS), CLS Worldwide Services, LLC, GTS Holdings, Inc., Helinet Aviation Services, LLC, Metagenics, Inc., Fidelity National Information Services Inc. (NYSE: FIS) and Mobile Storage Group. Mr. Hunt earned his BBA in economics from the University of Texas at El Paso and an MBA in finance and accounting from the University of Pennsylvania’s Wharton School.

Mr. Hunt’s experience as Chief Executive Officer, President, Chief Investment Officer and Managing Partner at various public and private investment funds, as well as his past experience serving on the boards of directors of numerous exchange-listed and private companies, are among the attributes that led to the conclusion that Mr. Hunt should serve as the Chairman of the Company’s board of directors.

Executive Officers Who Are Not Directors

Sam W. Tillinghast. Mr. Tillinghast is also the Co-President and Chief Risk Officer of THL Credit Advisors, the Company’s investment adviser, and Co-President of THL Credit Group, L.P., an investment advisory firm affiliated with the Company. Mr. Tillinghast was formerly the head of the Private Placement Group for AIG. Mr. Tillinghast joined AIG with the acquisition of SunAmerica Inc. in January 1999, and successfully integrated the private debt investment groups of SunAmerica, AIG and American General (acquired by AIG in 2001). Mr. Tillinghast was responsible for the initiative to build a mezzanine and high-yield private placement team. By 2006, Mr. Tillinghast was responsible for a $28 billion private debt portfolio. While at SunAmerica, where he joined in 1988, Mr. Tillinghast was Executive Vice President of SunAmerica Corporate Finance and his investment experience included corporate bonds, securitizations, leveraged loans, CDOs, portfolio acquisitions, and equipment leasing. He is a board observer at Food Processing Holdings, LLC, and Charming Charlie, Inc., and a former member of the board of directors of Falcon Financial, LLC. Mr. Tillinghast received his BS in finance at the University of South Alabama and his MBA from the University of Texas at Austin.

W. Hunter Stropp. Mr. Stropp is also the Co-President of THL Credit Advisors, the Company’s investment adviser, and the Co-President of THL Credit Group, L.P., an investment advisory firm affiliated with the Company. Mr. Stropp served as a Vice President and Investment Manager in the Private Equity Group of GE Asset Management Inc. from 2000 to 2007. Mr. Stropp previously served in various investment and business development positions at Koch Industries, Inc. Mr. Stropp serves on the board of JDC Healthcare Management, LLC, is a board observer at OEM Group, Inc., and has served on the boards of directors of SiVance, LLC, Octane Fitness LLC, HB&G Building Products, Inc., Homegrown Natural Foods, Inc. and Coast Crane Company, Inc. Mr. Stropp began his career as a consultant at Arthur Anderson LLP. Mr. Stropp holds BA’s in economics and political science from the University of Texas at Austin and an MBA from Texas A&M University.

Terrence W. Olson. Mr. Olson is also the Chief Operating Officer and Chief Financial Officer of THL Credit Advisors, the Company’s investment adviser, and the Chief Operating Officer and Chief Financial Officer of THL Credit Group, L.P., an investment advisor affiliated with the Company. Prior to February 2008, Mr. Olson spent ten years at Highland Capital Partners, or Highland, a venture capital firm, where he served as Director of Finance and was responsible for the financial, tax and operational matters for Highland’s funds as well global activities in Europe and China. Before joining Highland, Mr. Olson was a Senior Manager at the accounting firm of PricewaterhouseCoopers LLP where he worked with public and private companies in the financial services and technology sectors between 1989 and 1998. Mr. Olson holds a BS in accounting from Boston College.

Stephanie Paré Sullivan. Ms. Sullivan is also a Managing Director and the General Counsel and Chief Compliance Officer of THL Credit Advisors, the Company’s investment adviser. Previously, Ms. Sullivan was a partner in the law firm of Goodwin Procter LLP, where she worked from 1998 to 2010, primarily focusing on mergers and acquisitions, private equity transactions and the representation of early- and later-stage growth companies. She was also active in the firm’s mentoring and pro bono initiatives. Ms. Sullivan received her BA from Williams College and her JD from New York University School of Law.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Chairman and CEO

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO. Specifically:

•	Five of the six current directors of the Company are independent directors;

•	All of the members of the Audit Committee and Governance Committee are independent directors;

•	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Hunt and other members of management;

•	The Board and its committees regularly conduct meetings that specifically include Mr. Hunt;

•

The Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors; and

•	The Board and its committees interact with employees of the Company outside the ranks of senior management.

Lead Independent Director

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Keith W. Hughes currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	Frequently consults with the Chairman and CEO about strategic policies;

•	Provides the Chairman and CEO with input regarding Board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors; and

•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors who evaluate the Board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

Day-to-day risk management with respect to the Company is the responsibility of THL Credit Advisors or other service providers (depending on the nature of the risk) subject to the supervision of THL Credit Advisors. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by THL Credit Advisors and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board’s general oversight of the Company and is addressed as part of various board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for THL Credit Advisors, as appropriate, regarding risks faced by the Company and management’s or the service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Company’s compliance program and reports to the board regarding compliance matters for the Company and THL Credit Advisors. The independent directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Transactions with Related Persons

Our investment management agreement was re-approved by our Board, including a majority of our directors who are not interested persons of ours, on March 6, 2012. Under the investment management agreement, the Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to us.

The Advisor receives a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

The base management fee is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. For the first quarter of our operations, the base management fee was calculated based on the initial value of the Company’s gross assets. Subsequently, the base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter are prorated.

For the years ended December 31, 2011 and 2010, the Company incurred base management fees payable to the Advisor of $4,011,897 and $2,696,647, respectively, of which $1,013,048 and $979,316 was payable at December 31, 2011 and 2010, respectively. For the period ended December 31, 2009, the Company incurred no base management fees, as the Company had not yet commenced principal operations.

The incentive fee has two components, ordinary income and capital gains, as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on the Company’s preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with Advisors dated July 23, 2009 (the “Administration Agreement”) (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which the Company’s preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the Advisor is not paid the portion of such incentive fee that is attributable to deferred interest until the Company actually receives such interest in cash.

For the years ended December 31, 2011 and 2010, the Company incurred $3,818,187 and $0, respectively, of incentive fees related to ordinary income. As of December 31, 2011, $1,440,090 of such incentive fees are currently payable to the Advisor, as $276,670 of incentive fees incurred by the Company were generated from deferred interest (i.e. PIK and certain discount accretion) and are not payable until such amounts are received in cash. For the period ended December 31, 2009, the Company incurred no incentive fees, as the Company had not yet commenced principal operations.

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement with Advisors dated July 23, 2009 (the “Investment Management Agreement”), as of the termination date). This component is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated.

The capital gains incentive fee payable to the Company’s Advisor under the Investment Management Agreement (as described above) for the years ended December 31, 2011 and 2010 was $195,929 and $0,

respectively. GAAP requires that the capital gains incentive fee accrual considers the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, the Company has accrued a capital gains incentive fee of $972,271 and $0 as of December 31, 2011 and 2010, respectively, based upon net realized capital gains and unrealized capital depreciation for that period (in accordance with the terms of the Investment Management Agreement), plus unrealized capital appreciation on investments held at the end of the year. There can be no assurance that such unrealized capital appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the Investment Management Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Approximately $350,000 of the accrued potential capital gains incentive fee for the year ended December 31, 2011 was related to unrealized appreciation on investments in periods prior to 2011. Such amounts were not material to current or to prior periods’ consolidated financial statements. For the period ended December 31, 2009, the Company incurred no incentive fees, as the Company had not yet commenced principal operations.

The Company has also entered into an Administration Agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the Administration Agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the Administration Agreement and the Investment Management Agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisors to the Company. Such costs are reflected as Administrator expenses in the accompanying Consolidated Statements of Operations. Under the Administration Agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that our Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the years ended December 31, 2011 and 2010, the Company incurred administrator expenses payable to the Advisor of $2,871,778 and $1,715,694, respectively, of which $338,569 and $166,250 was payable at December 31, 2011 and 2010, respectively.

The Company and THL Credit Advisors have entered into a license agreement with THL Partners under which THL Partners has granted to the Company and THL Credit Advisors a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with the Company’s and THL Credit Advisors’ respective businesses. This license agreement is royalty-free, which means the Company is not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to the Company or THL Credit Advisors by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either the Company or THL Credit Advisors by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or THL Credit Advisors at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and THL Credit Advisors must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and THL Credit Advisors have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of our Board of Directors is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no such forms were required, we believe that our directors complied with all Section 16(a) filing requirements during the year ended December 31, 2011. Stephanie Paré Sullivan, an officer of the Company, was one day late in filing a Form 4 reporting a purchase of stock in September 2011.

Corporate Governance

Corporate Governance Documents

We maintain a corporate governance webpage at the “Corporate Governance” link under the “Investor Relations” link at http://investor.thlcredit.com.

Our Code of Ethics and Business Conduct, Code of Ethics and Board Committee charters are available at our corporate governance webpage at http://investor.thlcredit.com and are also available to any stockholder who requests them by writing to our Secretary, Stephanie Paré Sullivan, at THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110, Attention: Corporate Secretary.

Director Independence

In accordance with rules of The NASDAQ Global Select Market, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in The NASDAQ Global Select Market rules. The NASDAQ Global Select Market rules provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors and nominees is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of James K. Hunt. Mr. Hunt is an interested person of the Company due to his position as an officer of the Company.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes an annual questionnaire and Board and Board committee discussion.

Board Meetings and Committees

Our Board met four times during fiscal year 2011. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate THL Credit, Inc. personnel will review and sort through communications before forwarding them to the addressee(s).

Audit Committee

The Audit Committee is presently composed of four persons, David K. Downes (Chairperson), Nancy Hawthorne, John A. Sommers and David P. Southwell, all of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. Our Board of Directors has determined that each member of our Audit Committee is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, or the Exchange Act. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of THL Credit Advisors as defined in Section 2(a)(19) of the 1940 Act. The Audit Committee met four times during the 2011 fiscal year.

The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence and performance of, as well as communicate openly with, our registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://investor.thlcredit.com.

Governance Committee

The Governance Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Governance Committee, including making nominations for the appointment or election of independent directors, personnel training policies and administering the provisions of the code of ethics and the code of ethics and business conduct applicable to the independent directors. The Governance Committee consists of David P. Southwell (Chairperson), Nancy Hawthorne and Keith W. Hughes, all of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. The Governance Committee met two times during the 2011 fiscal year.

The Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our By-laws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Company’s activities. In so doing, the Governance Committee reviews the size of the board and the knowledge, experience, skills, expertise and diversity of the directors in light of the issues facing the Company in determining whether one or more new directors should be added to the board. The Governance Committee believes that the directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Company. The director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the directors bring to the Company. The Governance Committee does not currently consider stockholder nominees for the office of director.

One of the goals of the Governance Committee is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Governance Committee or the Board decides not to re-nominate a member for re-election, the Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

A charter of the Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://investor.thlcredit.com.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. The Company’s Code of Ethics and Business Conduct is also available on our website at http://investor.thlcredit.com.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Ethics and Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at http://investor.thlcredit.com as well as file a Form 8-K with the Securities and Exchange Commission.

Executive Compensation

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our investment adviser. Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees.

Director Compensation

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Director
James K. Hunt(3)	—	—
Independent Directors
David K. Downes	$114,000	$114,000
Nancy Hawthorne	$109,000	$109,000
Keith W. Hughes	$105,000	$105,000
John A. Sommers	$103,000	$103,000
David P. Southwell	$111,500	$111,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	As an employee director, Mr. Hunt does not receive any compensation for his service as a director. Mr. Hunt is employed by THL Credit Advisors, not by the Company.

As compensation for serving on our board of directors, we pay each independent director an annual fee of $35,000. We also pay our independent directors $12,000 per regular board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting and $1,500 per ad-hoc board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting. In addition, we pay the Lead Independent Director an annual fee of $10,000, the Chairperson of the audit committee an annual fee of $25,000, each chairperson of any other committee an annual fee of $10,000 and other members of the audit committee and any other standing committee an annual fee of $12,500 and $6,000, respectively, for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. For the fiscal year ended December 31, 2011, each of the independent directors received an annual retainer fee of $35,000.

No compensation is paid to the director who is an interested person of us as defined in the 1940 Act.

PROPOSAL 2—Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Classification of the Board of Directors

Article V, Section 5.1 of our Amended and Restated Certificate of Incorporation (“Charter”) divides our Board of Directors into three Classes of directors (Class I, Class II and Class III) with terms of three years each. Generally, absent the earlier resignation or removal of a director, the terms of these classes are staggered so that one class stands for re-election at each annual meeting of stockholders. The current terms of our director classes expire as follows: Class I director term expires at the 2014 annual meeting of stockholders; Class II director term expires at this Annual Meeting; and Class III director term expires at the 2013 annual meeting of stockholders.

Our Board of Directors has approved and declared advisable an amendment to Article V, Section 5.1 of our Charter (the “Charter Amendment”) to declassify our Board of Directors and institute annual voting for each director to serve a one-year term beginning with the 2013 Annual Meeting. The form of Charter Amendment, which is subject to stockholder approval, is set forth in Appendix A to this Proxy Statement.

Our Board of Directors recommends that stockholders support Board declassification. Declassification of our Board of Directors would further our goal of ensuring that our corporate governance policies maximize Board accountability to stockholders and would allow stockholders the opportunity each year to register their views on the composition of our Board of Directors.

If stockholders approve the Charter Amendment, our classified Board structure will be eliminated. However, the Charter Amendment will not reduce the current terms of our Class I and Class II directors. If our Class I and Class II directors elect to resign from their current three-year terms if stockholders approve the Charter Amendment, that will have the effect of reducing the current terms of our Class I and Class II directors so that they expire at the 2013 Annual Meeting, such that all members of our Board of Directors would stand for election to a one-year term at the 2013 Annual Meeting.

If approved, the Charter Amendment would become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Delaware, which the Company would do promptly after the 2012 Annual Meeting of Stockholders. In the event the stockholders do not approve this Proposal 2, the Charter will remain unchanged and the classified Board of the Company will remain in place.

Required Vote

The proposed Charter Amendment requires the approval of the majority of our outstanding shares of common stock entitled to vote thereon.

Our Board unanimously recommends a vote “FOR” this proposal.

PROPOSAL 3—TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2012 FISCAL YEAR

The Audit Committee and the Board have appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2012, subject to ratification by our stockholders. PwC was selected by the Audit Committee of the Company and that selection was ratified unanimously by the Company’s Board, including all of the independent directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of PwC in the Company.

It is expected that a representative of PwC will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Independent Auditor’s Fees

The following table presents fees incurred by the Company for the fiscal years ended December 31, 2011 and 2010 for the Company’s principal accounting firm, PwC.

	2010(1)	2011
Audit Fees	$360,000	$405,000
Audit-Related Fees	—	97,500
Tax Fees	66,034	46,000
All Other Fees	—	2,250

Total Fees	$426,034	$550,750

(1)	We completed our initial public offering on April 21, 2010.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Required Vote

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect this proposal.

Our Board unanimously recommends a vote “FOR” this proposal.

Audit Committee Report

As part of its oversight of THL Credit, Inc.’s (the “Corporation’s”) financial statements, the Audit Committee of the Board of Directors of the Corporation (the “Audit Committee”) reviewed and discussed with both management and the Corporation’s independent registered public accounting firm all of the Corporation’s financial statements filed with the SEC for each quarter during fiscal year 2011 and to be filed as of and for the year ended December 31, 2011. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP), and reviewed significant accounting issues with the Audit Committee. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Corporation Accounting Board in Rule 3200T. The independent registered public accounting firm also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Corporation Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by PricewaterhouseCoopers LLP, the Corporation’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

The Audit Committee has reviewed the audit fees paid by the Corporation to the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the Corporation’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2011, be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm of the Corporation for the year ending December 31, 2012.

Audit Committee

David K. Downes, Chairman

Nancy Hawthorne, Member

John A. Sommers, Member

David P. Southwell, Member

PROPOSAL 4—AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE UP TO 25% OF

THE COMPANY’S COMMON STOCK AT A NET PRICE BELOW THE COMPANY’S THEN

CURRENT NAV

The Company is a closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current NAV of such stock, with certain exceptions. One such exception would permit the Company to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current NAV if its stockholders approve such a sale and the Company’s directors make certain determinations. A majority of our independent directors who have no financial interest in the sale would be required to make a determination as to whether such sale would be in the best interests of the Company and its stockholders prior to selling shares of our common stock at a price below NAV per share if our stockholders were to approve such a proposal.

Pursuant to this provision, the Company is seeking the approval of its common stockholders so that it may, in one or more public or private offerings of its common stock, sell shares of its common stock in an amount not to exceed 25% common stock outstanding as of the date when this proposal is approved by the stockholders at a price below its then current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the one year anniversary of the date of the Company’s 2012 Annual Meeting of Stockholders and the date of the Company’s 2013 Annual Meeting of Stockholders, which is expected to be held in June 2013.

Stockholders approved a similar proposal at the 2011 Annual Meeting of Stockholders. However, notwithstanding such stockholder approval, since the Company’s initial public offering in April 2010, the Company has not sold any shares of its common stock at a price below the Company’s then current NAV.

Background and Reasons

Capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Many investors sold assets because they had to repay debt and/or meet equity redemption requirements, creating an environment of forced selling. These sales created a negative pressure on valuations that led to unprecedented declines in prices in the corporate debt markets. The effect of all of these factors has been an increase in realized and unrealized losses on debt and equity investments of many finance companies.

Although the financial markets have continued to improve since such time and we have been able to access the capital necessary to finance our investment activities, capital may not be available to us on favorable terms, or at all, in light of the inherent uncertainty and volatility of the financial markets.

The current economic environment gives companies that have access to capital a significant advantage. The Company believes that current market conditions have created opportunities to invest in assets at prices that are at discounts to their economic or intrinsic fair value. For firms that continue to have access to capital, the current environment may provide investment opportunities on more favorable terms than have been available in recent periods, including more reasonable pricing of risk and more advantageous contractual provisions. To capitalize on these investment opportunities as they arise, the Company needs to be able to maintain consistent access to capital.

Stockholder approval of this proposal will provide the Company with the flexibility to make investments in accordance with the Company’s investment objective.

Many BDCs have sought and received authorization from their stockholders to sell shares of common stock at prices below NAV for many of the same reasons discussed above. Several of those BDCs have over time completed offerings of common stock at prices per share below their respective NAV. If the Company issues additional shares, the Company’s market capitalization and the amount of publicly tradable common stock will increase, which may afford all holders of our common stock greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest. Furthermore, a larger number of shares outstanding may increase trading volume, which could decrease the volatility in the price of the Company’s common stock in the secondary market.

As a BDC and a regulated investment company (a “RIC”), the Company depends on its ability to raise capital through the issuance of its common stock. To the extent the Company is unable to raise capital through the issuance of equity, its ability to raise capital through the issuance of debt or senior securities may be restricted by the 200% asset coverage ratio requirement as a BDC and the RIC distribution requirements. As of December 31, 2011, we had $5.0 million in borrowings outstanding and met our asset coverage and distribution requirements. Any sale or other issuance of shares of our common stock at a price below NAV will result in an immediate dilution to your interest in our common stock and a reduction of our NAV per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. See “Key Stockholder Considerations” below.

There is no maximum discount on the amount of dilution of NAV that may be incurred in connection with this proposal. As a result, the amount of dilution of NAV that may be incurred could be substantial. See “Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value” in this Proposal 3. The Board will consider the potential dilutive effect of issuing shares at a price below NAV when considering whether to authorize any such issuance.

The Company’s common stock has been quoted on The NASDAQ Global Select Market under the symbol “TCRD” since April 21, 2010. The following table lists the high and low sales price for the Company’s common stock and the sales price as a percentage of NAV since shares of the Company’s common stock began being regularly quoted on The NASDAQ Global Select Market. On [—], 2012, the last reported closing sale price of our common stock was [$—] per share which represents a premium of approximately [—%] to the NAV reported as of December 31, 2011.

	NAV(1)	Sales Price				Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)
		High		Low
Year Ended December 31, 2010
First Quarter	($13.60)		—		—	—	—
Second Quarter	$13.01		$13.00		$9.00	100%	69%
Third Quarter	$13.10		$12.38		$10.58	95%	81%
Fourth Quarter	$13.06		$13.45		$11.54	103%	88%

Year Ended December 31, 2011
First Quarter	$13.07		$14.86		$12.59	114%	96%
Second Quarter	$13.15		$14.39		$12.68	109%	96%
Third Quarter	$13.17		$13.26		$10.41	101%	79%
Fourth Quarter	$13.24		$12.25		$10.49	93%	79%

Year Ended December 31, 2012
First Quarter (through [—], 2012)	*	[$	•]	[$	•]	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by NAV. A percentage above 100% equals a premium to NAV; a percentage below 100% equals a discount to NAV.
*	NAV for this period has not been determined.

Shares of the Company’s common stock have traded at a price both above and below their NAV since they began trading on The NASDAQ Global Select Market. The disruption and instability in the global capital markets and uncertainty surrounding the global economy has led to significant stock market volatility, particularly with respect to the stock of financial services companies. During times of increased price volatility, the Company’s common stock may trade at a price equal to, above or below its NAV, which is not uncommon for BDCs such as the Company. As noted above, however, the recent market disruption has created, and we believe will continue to create for the foreseeable future, favorable opportunities to invest, including opportunities that, all else being equal, may increase NAV over the longer-term, even if financed with the issuance of common stock at a price below NAV. Stockholder approval of this proposal is expected to provide the Company with the flexibility to invest in such opportunities.

The Board believes it is in the best interests of stockholders to allow the Company flexibility to issue its common stock at a price below NAV in certain instances. The Company’s ability to grow over time and to continue to pay dividends to Stockholders could be adversely affected if the Company were unable to access the capital markets as attractive investment opportunities arise. Inability to access the capital markets could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell and at disadvantageous times.

While the Company has never completed an offering of its common stock at a price per share below NAV, and the Company has no immediate plans to sell any shares of its common stock at a price below NAV, it is seeking stockholder approval now in order to provide flexibility for future sales, which typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of sale. Also, because the Company has no immediate plans to sell any shares of its common stock at a price below NAV, it is impracticable to describe the transaction or transactions in which shares of common stock would be sold. Instead, any transaction where the Company sells shares of common stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board at the time of sale. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such sale in accordance with the terms of this proposal.

Conditions to Sales Below NAV

If our stockholders approve this proposal, the Company will be permitted to sell shares of its common stock at a price below NAV per share only if the following conditions are met:

(1) a majority of the Company’s independent directors who have no financial interest in the sale have determined that such sale would be in the best interests of the Company and Stockholders;

(2) a majority of the Company’s independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

(3) following such issuance, not more than 25% of the Company’s then outstanding shares as of the date of stockholder approval will have been issued at a price less than NAV.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect on the NAV per outstanding share of common stock of the issuance of shares of the Company’s common stock at a price less than NAV per share. Any sale of common stock at a price below NAV would result in an immediate dilution to existing stockholders. This dilution would include reduction in the NAV per share of outstanding shares of common stock as a result of the issuance of shares of common stock at a price below the then current NAV per share and a proportionately greater decrease in a Stockholder’s interest in the earnings and assets of the Company and voting interest in the Company. The Board will consider the potential dilutive effect when considering whether to authorize any such issuance.

When stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock at a price below NAV will dilute a stockholder’s holdings of common stock as a percentage of shares outstanding to the extent the Stockholder does not purchase sufficient shares in the offering or otherwise to maintain the Stockholder’s percentage interest. Further, if the Stockholder does not purchase any shares to maintain the Stockholder’s percentage interest, regardless of whether such offering is at a price above or below the then current NAV, the Stockholder’s voting power will be diluted.

Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 20,200,000 shares of common stock outstanding, $276,948,000 in total assets and $9,500,000 in total liabilities. The current NAV and NAV per share are thus $267,448,000 and $13.24. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 1,010,000 shares (5% of the outstanding shares) at $12.58 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 2,020,000 shares (10% of the outstanding shares) at $11.92 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 4,040,000 shares (20% of the outstanding shares) at $10.59 per share after offering expenses and commissions (a 20% discount from NAV); and (4) an offering of 5,050,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from net asset value).

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$13.24		$12.55		$11.15		$0.01
Net Proceeds per Share to Issuer	—	$12.58		$11.92		$10.59		$0.01

Decrease to NAV
Total Shares Outstanding	20,200,000	21,210,000	5.00%	22,220,000	10.00%	24,240,000	20.00%	25,250,000	25.00%
NAV per Share	$13.24	$13.21	(0.23%)	$13.12	(0.91%)	$12.80	(3.32%)	$10.59	(20.02%)

Dilution to Stockholder
Shares Held by Stockholder A	202,000	202,000		202,000		202,000		202,000
Percentage of Shares Held by Stockholder A	1.00%	0.95%	(4.76%)	0.91%	(9.09%)	0.83%	(16.67%)	0.80%	(20.00%)
Total Asset Values
Total NAV Held by Stockholder A	$2,674,480	$2,668,420	(0.23%)	$2,650,240	(0.91%)	$2,585,600	(3.32%)	$2,139,180	(20.02%)
Total Investment by Stockholder A	$2,626,000	$2,626,000		$2,626,000		$2,626,000		$2,626,000
(Assumed to be $13 per share)
Total Accretion (Dilution) to Stockholder A		$42,420		$24,240		$(40,400)		$(486,820)
(Change in Total NAV Held by Stockholder)
Per Share Amounts
NAV per Share Held by Stockholder A		$13.21		$13.12		$12.80		$10.59
Investment per Share Held by Stockholder A	$13.00	$13.00		$13.00		$13.00		$13.00
(Assumed to be $13 per Share on Shares Held Prior to Sale)
Accretion (Dilution) per Share Held by Stockholder A		$0.21		$0.12		$(0.20)		$(2.41)
Percentage Accretion (Dilution) per Share Held by Stockholder A			1.62%		0.92%		(1.54%)		(18.54%)

The 1940 Act establishes a connection between common share sale price and NAV because, when stock is sold at a sale price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that existing holders of the Company’s common stock have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such existing stockholders’ holdings of common stock as a percentage of shares outstanding to the extent existing stockholders do not participate in and purchase sufficient shares in the offering to maintain their percentage interest. Further, if current stockholders of the Company either do not purchase any shares in an offering conducted by the Company or do not purchase sufficient shares in the offering to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

Required Vote

Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% Stockholders.

For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions will have the effect of a vote against this proposal.

Our Board unanimously recommends a vote “FOR” this proposal.

PROPOSAL 5—AUTHORIZE THE COMPANY TO OFFER AND ISSUE DEBT WITH WARRANTS OR DEBT CONVERTIBLE INTO SHARES OF ITS COMMON STOCK AT AN EXERCISE OR CONVERSION PRICE THAT, AT THE TIME SUCH WARRANTS OR CONVERTIBLE DEBT ARE ISSUED, WILL NOT BE LESS THAN THE MARKET VALUE PER SHARE BUT MAY BE BELOW THE COMPANY’S THEN CURRENT NAV

General Information

The Board believes it would be in our best interest to have the ability to offer debt with warrants or debt convertible into shares of our common stock at an exercise price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below NAV at the time of issuance of such warrants or debt.

The Company has elected to be regulated as a BDC under the 1940 Act. As a BDC, Section 61(a) (in conjunction with Section 18(d)) of the 1940 Act generally prohibits us from issuing a security that includes a right to subscribe to or purchase our common stock unless we meet certain conditions, including obtaining stockholder approval. As a result we are generally precluded from issuing warrants or, in some cases, securities that convert to shares of our common stock, unless we obtain stockholder approval as to the issuance of such securities and meet certain other conditions.

The number of shares of our common stock that would result from the exercise or conversion of such warrants or debt and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such warrants or debt will not exceed 25% of our outstanding common stock at such time. However, if the number of shares of our common stock that would result from the exercise of all outstanding securities convertible, exercisable, or exchangeable into shares of our common stock held by our directors, officers and employees exceeds 15% of our outstanding common stock, then the total amount of common stock that will result from the exercise of all outstanding warrants, convertible debt, and all other securities convertible, exercisable, or exchangeable into shares of common stock will not exceed 20% of our outstanding common stock at such time.

Background and Reasons

In order to provide us with maximum flexibility to raise capital, we are asking you to approve the issuance of debt with warrants or debt convertible into shares of our common stock on such terms and conditions as the Board determines to be in the best interests of the Company and our stockholders.

Our Board, including a majority of the Board who have no financial interest in the proposal and are non-interested directors, has approved as in the best interests of the Company and our stockholders and recommends to the stockholders for their approval a proposal authorizing us to issue debt with warrants or debt convertible into shares of our common stock (subject to the limitations stated) at exercise or conversion prices that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below NAV at the time of issuance of such debt with warrants or convertible debt. Upon obtaining the requisite stockholder approval, we will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal. See below for a discussion of the risks of dilution and leverage.

Management and the Board have determined that it would be advantageous to us to have the ability to sell debt with warrants or debt convertible into shares of our common stock in connection with our financing and capital raising activities. The issuance of convertible securities or debt with warrants may give us a cost-effective way to raise capital and is a common practice by corporations that are not BDCs. Such debt or warrants typically allow the purchasers thereof to participate in any increase in value of the issuer’s common stock.

As discussed in Proposal 3, the Company believes that changes in the U.S. capital markets have created an opportunity to invest at attractive risk-adjusted returns. Although the financial markets have continued to improve and we have been able to access the capital necessary to finance our investment activities, capital may not be available to us on favorable terms, or at all, in light of the inherent uncertainty and volatility of the financial markets. For firms that continue to have access to capital, the current environment may provide investment opportunities on more favorable terms than have been available in recent periods, including more reasonable pricing of risk and more advantageous contractual provisions. As a result, the Company is seeking flexibility to raise additional capital by selling debt with warrants or debt convertible into shares of its common stock so that it may take advantage of this opportunity.

While we have no immediate plans to issue any such convertible securities under Section 61 of the 1940 Act, we are seeking stockholder approval now in order to provide flexibility for future issuances, which typically must be undertaken quickly. The final terms of any sale of warrants or, to the extent required by Section 61 of the 1940 Act, convertible debt, including price, dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board at the time of issuance. It is impracticable to describe the transaction in which the securities would be issued. Instead, any transaction under this authority or Section 61 of the 1940 Act where we issue convertible debt or debt with warrants, including the nature and amount of consideration that would be received by us at the time of issuance and the use of any such consideration, will be reviewed and approved by the Board at the time of issuance. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance.

Conditions to Issuance

If our stockholders approve this proposal, each issuance of debt with warrants or debt convertible into shares of our common stock would comply with Section 61(a) of the 1940 Act, to the extent applicable. If Section 61 is applicable:

(i) the exercise or conversion rights in such warrants or debt expire by their terms within 10 years;

(ii) the warrants and the exercise or conversion rights in such warrants or debt are not separately transferable;

(iii) the exercise or conversion price of such warrants or debt that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below NAV at the date of issuance of such warrants or convertible debt;

(iv) the issuance of such warrants or convertible debt is approved by a majority of the Board who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and our stockholders; and

(v) the number of shares of our common stock that would result from the exercise or conversion of such warrants or debt and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such warrants or debt will not exceed 25% of our outstanding common stock at such time. However, if the number of shares of our common stock that would result from the exercise of all outstanding securities convertible, exercisable, or exchangeable into shares of our common stock held by our directors, officers and employees pursuant to equity compensation plans exceeds 15% of our outstanding common stock, then the total amount of common stock that will result from the exercise of all outstanding warrants, convertible debt, and all other securities convertible, exercisable, or exchangeable into shares of common stock will not exceed 20% of our outstanding common stock at such time.

Pursuant to certain interpretations of the staff of the SEC, not all types of convertible securities that we may issue are required to comply with Section 61(a), including circumstances in which the value of the conversion feature is not the predominate value of the convertible bond. Any convertible securities we issue that are not subject to Section 61(a) will be issued in compliance with the then current views of the SEC and its staff.

Prior to the time of issuance, the Board may determine to issue warrants or convertible debt in a registered public offering or in a private placement either with or without an obligation to seek to register their resale at the request of the holders. The Board may also determine to use an underwriter or placement agent to assist in selling such securities if it concludes that doing so would assist in marketing such securities on favorable terms.

Dilution

Your ownership and voting interest in us may be diluted if we issue warrants or convertible debt. We cannot state precisely the amount of any such dilution because we do not know at this time what number of shares of common stock would be issuable upon exercise or conversion of any such warrants or convertible debt that are ultimately issued. In addition, because the exercise or conversion price per share at the time of exercise or conversion could be less than the NAV our common stock at the time of exercise or conversion, and because we would incur expenses in connection with any such issuance of warrants or convertible debt, such exercise or conversion could result in a dilution of NAV of our common stock at the time of such exercise. The amount of any decrease in NAV is not predictable because it is not known at this time what the exercise or conversion price and NAV of our common stock will be upon any exercise or conversion or what number or amount (if any) of such warrants or convertible debt will be issued. Such dilution could be substantial. See “Examples of Dilutive Effect of the Issuance of Shares Below NAV” included in Proposal 3.

The 1940 Act establishes a connection between common stock sale price and NAV because, when stock is issued at a price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. The Board will consider the potential dilutive effect of the issuance of warrants or securities to subscribe for or convertible into shares of our common stock when considering whether to authorize any such issuance.

This proposal does not limit our ability to issue securities to subscribe for or convertible into shares of its common stock at an exercise or conversion price below NAV at the time of exercise or conversion (including through the operation of anti-dilution protections). The only requirement with respect to the exercise or conversion price is that it be not less than the market value per share of our common stock on the date of issuance.

If this proposal is approved, no further authorization from our stockholders will be solicited by the Company prior to the issuance of any warrants, options or rights to subscribe to, convert to or purchase shares of common stock, including if the issuance would result in a dilution of NAV at the time of exercise or conversion thereof, for the period expiring on the earlier of the one year anniversary of the date of the Annual Meeting and the date of our 2013 Annual Meeting of Stockholders. To the extent the Board determines that it is in the best interests of the Company and its stockholders to issue warrants, options or rights subsequent to that time, the Company will seek further stockholder authorization prior to doing so.

Leverage

We borrow funds to make investments. As of December 31, 2011 [and as of March 31, 2012], we had $5.0 million [and $             million, respectively,] of outstanding indebtedness. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. See “Risk Factors” of our Annual Report on Form 10-K for a discussion of the risks associated with the use of leverage. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. Any issuance of debt will be treated as a borrowing (in an amount equal to the principal amount of such debt) for purposes of such asset coverage. The amount of leverage that we employ at any particular time will depend on our management’s and our Board’s assessment of market and other factors at the time of any proposed borrowing.

Required Vote

The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether the proposal has been approved.

Our Board unanimously recommends a vote “FOR” this proposal.

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2013 Annual Meeting of Stockholders must be received by the Company on or before December 30, 2012. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Stephanie Paré Sullivan, Secretary of the Company at 100 Federal Street, 31st Floor, Boston, MA 02110.

Stockholder proposals or director nominations to be presented at the 2013 Annual Meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s Annual Meeting of Stockholders. For the Company’s 2013 Annual Meeting of Stockholders, the Company must receive such proposals and nominations no later than January 31, 2013. If the date of the Annual Meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which such notice of the date of the 2012 Annual Meeting of Stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in the Company’s By-laws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Other Business

The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that you may be represented at the Annual Meeting.

Annual Reports

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which includes financial statements, is being furnished with this proxy statement.

ANNUAL MEETING OF STOCKHOLDERS OF

THL CREDIT, INC.

June 7, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.thlcredit.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 AND 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR

VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of James K. Hunt and Keith W. Hughes as Directors of THL Credit, Inc., each to serve until the 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	¡ James K. Downes ¡ Keith W. Hughes

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN
2. Amendment of the Company’s amended and restated certificate of incorporation to eliminate classification of the Board of Directors.	☐	☐	☐

3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐

4. Approval of a proposal to authorize the Company to sell or otherwise issue up to 25% of the Company’s outstanding common stock at a price below the Company’s then current NAV.	☐	☐	☐

5.   Approval of a proposal to authorize the Company to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per shares but may be below the Company’s then current NAV.

	☐	☐	☐

6 To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0                         ¢

PROXY

THL CREDIT, INC.

Annual Meeting of Stockholders - June 7, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terrence W. Olson and Stephanie Paré Sullivan, and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the 2012 Annual Meeting of Stockholders of THL Credit, Inc., a Delaware Corporation (the “Company”), to be held at 100 Federal Street, 31st Floor, Boston, MA 02110, on June 7, 2012, at 9:30 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the 2012 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY IS REVOCABLE. UNLESS A CONTRARY DIRECTION IS INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE TWO NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side.)